TRANSAMERICA FUNDS

Supplement to the Currently Effective Retail Prospectus

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Effective immediately, the following paragraph in the “Other Distribution and Service Arrangements” sub-section of the “Distribution of Shares” section of the prospectus is deleted entirely:

Also, TAM pays, out of its own assets, a “trail” fee to financial intermediaries for servicing and maintenance of accounts of Class T shareholders in Transamerica US Growth in an amount equal, on an annual basis, up to 0.10% of average daily net assets held by such Class T shareholders.

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Investors Should Retain this Supplement for Future Reference

March 28, 2024